O'SHAUGHNESSY FUNDS, INC.

O'SHAUGHNESSY AGGRESSIVE GROWTH FUND
O'SHAUGHNESSY DOGS OF THE MARKET(TM) FUND

Supplement dated October 19, 1999 to Prospectuses dated November 30, 1998

At a special meeting held on October 18, 1999, the Board of Directors determined that it would be in the best interest of Fund shareholders to merge the O'Shaughnessy Aggressive Growth Fund with the O'Shaughnessy Cornerstone Growth Fund and the O'Shaughnessy Dogs of the Market Fund with the O'Shaughnessy Cornerstone Value Fund. The reasons for this decision will be explained when shareholders are solicited to consider a specific proposal.

Under the proposal, shares of the O'Shaughnessy Aggressive Growth Fund would be exchanged for shares of the O'Shaughnessy Cornerstone Growth Fund, and shares of the O'Shaughnessy Dogs of the Market Fund would be exchanged for shares of the O'Shaughnessy Cornerstone Value Fund if approved at the forthcoming meeting of shareholders. It is anticipated that such an exchange would be done on a tax-free basis.

Shareholders will receive a notice of meeting and proxy statement in the near future.

The Board has also determined to cease offering new shares of the O'Shaughnessy Aggressive Growth Fund and the O'Shaughnessy Dogs of the Market Fund as of today's date. Effective immediately, the Advisor to the Funds has determined to cease the voluntary limitation of the O'Shaughnessy Dogs of the Market Fund's operating expenses to 1.09% and those of the O'Shaughnessy Aggressive Growth Fund to 2.00%. Without this limitation, these expense ratios are estimated to be 1.50% and 2.23%, respectively at current asset levels.